AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC.

ARTICLES OF AMENDMENT

	AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of
Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has increased in some cases and decreased in some cases the number of shares of capital stock of certain series and classes that the Corporation has authority to issue in accordance with Section 2-105(c) of the Maryland General
Corporation Law (the "Reallocation").

	THIRD: Immediately prior to the Reallocation the Corporation had the authority to issue Nineteen
Billion Five Hundred Million (19,500,000,000) shares of capital stock. Following the Reallocation, the Corporation has the authority to issue Nineteen Billion
Five Hundred Million (19,500,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

      FIFTH: Immediately prior to the Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred
Ninety-Five Million Dollars ($195,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is One Hundred Ninety-Five
Million Dollars ($195,000,000).

	SIXTH:  Immediately prior to the
Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the fourteen (14) series of stock and the aggregate par value of each Class was as follows:


Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
Equity Income Fund
Investo
r
4,650,000,000
46,500,000

I
1,065,000,000
10,650,000

A
1,400,000,000
14,000,000

C
485,000,000
4,850,000

R
90,000,000
900,000

R6
300,000,000
3,000,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000








Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
Value Fund
Investo
r
1,640,000,000
16,400,000

I
500,000,000
5,000,000

A
120,000,000
1,200,000

C
30,000,000
300,000

R
75,000,000
750,000

R6
120,000,000
1,200,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000

Real Estate Fund
Investo
r
200,000,000
2,000,000

I
50,000,000
500,000

A
50,000,000
500,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Small Cap Value Fund
Investo
r
530,000,000
5,300,000

I
380,000,000
3,800,000

A
130,000,000
1,300,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
120,000,000
1,200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Mid Cap Value Fund
Investo
r
1,400,000,000
14,000,000

I
520,000,000
5,200,000

A
550,000,000
5,500,000

C
60,000,000
600,000

R
60,000,000
600,000

R6
440,000,000
4,400,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Large Company Value Fund
Investo
r
490,000,000
4,900,000

I
50,000,000
500,000

A
50,000,000
500,000

C
15,000,000
150,000

R
10,000,000
100,000

R6
80,000,000
800,000

R5
50,000,000
500,000








Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
NT Large Company Value
Fund
G
920,000,000
9,200,000




NT Mid Cap Value Fund
G
550,000,000
5,500,000




Global Real Estate Fund
Investor
50,000,000
500,000

I
20,000,000
200,000

A
15,000,000
150,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
20,000,000
200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




AC Alternatives Market Neutral
Value Fund
Investor
240,000,000
2,400,000

I
100,000,000
1,000,000

A
70,000,000
700,000

C
25,000,000
250,000

R
10,000,000
100,000




NT Global Real Estate Fund
Investor
80,000,000
800,000

G
195,000,000
1,950,000




AC Alternatives Income Fund
Investor
100,000,000
1,000,000

I
50,000,000
500,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

T
50,000,000
500,000

Y
50,000,000
500,000




AC Alternatives Long Short
Fund
Investor
70,000,000
700,000

I
40,000,000
400,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

Y
50,000,000
500,000








Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
AC Alternatives Multi-Strategy
Fund
Investor
5,000,000
50,000

I
5,000,000
50,000

A
5,000,000
50,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
5,000,000
50,000

Y
5,000,000
50,000


      SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Nineteen
Billion Five Hundred Million (19,500,000,000) shares of the Nineteen Billion Five Hundred Million
(19,500,000,000) shares of authorized capital stock of the Corporation among the fourteen (14) series of stock of the Corporation and the various Classes of each as follows:


Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
Equity Income Fund
Investo
r
4,650,000,000
46,500,000

I
1,525,000,000
15,250,000

A
700,000,000
7,000,000

C
485,000,000
4,850,000

R
90,000,000
900,000

R6
400,000,000
4,000,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
120,000,000
1,200,000




Value Fund
Investo
r
1,520,000,000
15,200,000

I
500,000,000
5,000,000

A
90,000,000
900,000

C
30,000,000
300,000

R
100,000,000
1,000,000

R6
130,000,000
1,300,000

R5
50,000,000
500,000

T
50,000,000
500,000

Y
50,000,000
500,000




Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
Real Estate Fund
Investo
r
170,000,000
1,700,000

I
60,000,000
600,000

A
50,000,000
500,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
50,000,000
500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Small Cap Value Fund
Investo
r
530,000,000
5,300,000

I
380,000,000
3,800,000

A
90,000,000
900,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
150,000,000
1,500,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Mid Cap Value Fund
Investo
r
1,500,000,000
15,000,000

I
800,000,000
8,000,000

A
300,000,000
3,000,000

C
60,000,000
600,000

R
60,000,000
600,000

R6
440,000,000
4,400,000

R5
50,000,000
500,000

Y
50,000,000
500,000




Large Company Value Fund
Investo
r
490,000,000
4,900,000

I
50,000,000
500,000

A
50,000,000
500,000

C
15,000,000
150,000

R
10,000,000
100,000

R6
85,000,000
850,000

R5
50,000,000
500,000




NT Large Company Value
Fund
G
920,000,000
9,200,000




NT Mid Cap Value Fund
G
550,000,000
5,500,000








Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
Global Real Estate Fund
Investor
50,000,000
500,000

I
20,000,000
200,000

A
15,000,000
150,000

C
10,000,000
100,000

R
10,000,000
100,000

R6
20,000,000
200,000

R5
50,000,000
500,000

Y
50,000,000
500,000




AC Alternatives Market Neutral
Value Fund
Investor
240,000,000
2,400,000

I
150,000,000
1,500,000

A
70,000,000
700,000

C
25,000,000
250,000

R
10,000,000
100,000




NT Global Real Estate Fund
Investor
90,000,000
900,000

G
200,000,000
2,000,000




AC Alternatives Income Fund
Investor
85,000,000
850,000

I
80,000,000
800,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

T
50,000,000
500,000

Y
50,000,000
500,000




AC Alternatives Long Short
Fund
Investor
70,000,000
700,000

I
40,000,000
400,000

A
35,000,000
350,000

C
35,000,000
350,000

R
20,000,000
200,000

R6
30,000,000
300,000

Y
50,000,000
500,000




AC Alternatives Multi-Strategy
Fund
Investor
5,000,000
50,000

I
5,000,000
50,000

A
5,000,000
50,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
5,000,000
50,000

Y
5,000,000
50,000
      EIGHTH: Except as otherwise provided by the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the Articles
of Incorporation as set forth above were approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or Section 2-605 of the Maryland General Corporation Law without action by the stockholders.













[Remainder of page intentionally left blank; signature page to follow.]



IN WITNESS WHEREOF, AMERICAN
CENTURY	 CAPITAL PORTFOLIOS, INC. has caused these Articles
of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 8th day of September, 2017.


ATTEST:

AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC.






/s/ Otis H. Cowan

/s/ Charles A. Etherington
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President





	THE UNDERSIGNED SENIOR VICE
PRESIDENT OF AMERICAN CENTURY
CAPITAL PORTFOLIOS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.



Dated:	 September 8,
2017

/s/ Charles A.
Etherington


Charles A. Etherington,
Senior Vice President




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